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                                                                   EXHIBIT 23.02

                        CONSENT OF INDEPENDENT AUDITORS'

     We consent to the incorporation by reference in Registration
Statements No. 33-19511, No. 33-38019 and No. 33-19510 on Form S-8 of our report dated August 11, 1993, appearing in this Annual Report on Form 10-K of II-VI Incorporated for the year ended June 30, 1995.


DELOITTE & TOUCHE LLP


Pittsburgh, Pennsylvania
September 15, 1995